UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 24, 1998

                             NEWSOUTH BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                         56-1999749
-------------------------------                           -------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)


                        Commission File Number: 0-22219


             1311 Carolina Avenue, Washington, North Carolina 27889
             ------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (252) 946-4178
                                 --------------
              (Registrant's telephone number, including area code)

Information To Be Included In The Report

Item 5.  Other Events.

On September 23, 1998, NewSouth Bancorp, Inc. ( the "Company") announced that it has completed a previously announced 5% stock repurchase program and has adopted a program to repurchase an additional 5% of its issued and outstanding shares of common stock, representing 207,292 shares.

The Company has determined that the repurchase of its outstanding common stock will serve the best interest of the Company and its stockholders by:

      (i)   improving liquidity in the market for the Company's common stock;
      (ii)  increasing per share earnings and book value;
      (iii) providing an attractive investment for the Company's funds; and
      (iv) decreasing the potential diluting effect caused by the future exercise of stock options.

Share repurchases will be made from time to time over a period of not greater that twelve (12) months from the above date of adoption of the repurchase program, and will be effected through open market purchases, unsolicited negotiated transactions, or in such other manner as will comply with applicable law. The program will be dependent upon market conditions and there are no assurances as to the exact number of shares the Company may be able to repurchase.

The shares of common stock acquired pursuant to the repurchase program will be treated as treasury shares on the consolidated statement of financial condition of the Company and will be used for general corporate purposes, including the future exercise of stock option.

Incorporated herein by reference as Exhibit 7(c)(1.) is the press release issued by the Company on September 23, 1998, announcing the above stock repurchase program.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     1.   Press release dated September 23, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewSouth Bancorp, Inc.                            /s/ William L. Wall
----------------------                            -----------------------------
    (Registrant)                                  William L. Wall
                                                  Executive Vice President
                                                  Chief Financial Officer
Date:  September 24, 1998                         Secretary

Exhibit 1.  Press Release Dated September 23, 1998

NewSouth Bancorp, Inc.

PRESS RELEASE                                      FOR IMMEDIATE RELEASE
September 23, 1998                                 For More Information Contact:
Newsouth Bancorp, Inc.                             Bill Wall
                                                   (252) 946-4178


                             NEWSOUTH BANCORP, INC.
                       ANNOUNCES STOCK REPURCHASE PROGRAM

Washington, North Carolina - NewSouth Bancorp, Inc.  (Nasdaq:NSBC)

NewSouth Bancorp, Inc. (the "Company"), the parent holding company of NewSouth Bank headquartered in Washington, North Carolina, announces today that it has completed a previously announced 5.0% stock repurchase program and has adopted a program to repurchase an additional 5.0% of its issued and outstanding shares of common stock, representing 207,292 shares. The program will be dependent upon market conditions and there is no guarantee as to the exact number of shares to be repurchased by the Company.

Bill Wall, Executive Vice President and Chief Financial Officer of the Company, stated that the Board of Directors has authorized the repurchase program, which is expected to be completed within one year. Repurchased shares will be held as treasury stock and will be used for general corporate purposes, including the future exercise of stock options.

NewSouth Bank operates through its main office located in Washington, North Carolina with full service branch offices located in Washington, Elizabeth City, Greenville, Kinston, New Bern and Rocky Mount, North Carolina.

(Nasdaq:NSBC)